Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

股份认购协议

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of March __[1]__, 2016 by and among TANTECH Holdings Limited, a BVI company listed on NASDAQ, (the “Company”) and the purchasers who appear on the signature pages of this Agreement _______________ (each, a “Purchaser” and collectively the “Purchasers”).

本股份认购协议（“本协议”）于2016年3月_[1]___日，由TANTECH Holdings Limited，一注册地为英属维京群岛的纳斯达克上市公司（“公司方”）与在本协议签字页上签字的下列认购者 签订（上述人士或法人下各称为“认购者”，合称“认购方”）。

Recitals 引述

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser desires, severally and not jointly, to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

鉴于，根据本协议中的条款与条件，以及1933年《美国证券法》（经修订）（下称为“《证券法》”），公司方有意向各认购者发行并出售公司方的特定股份，各认购者有意分别地而非连带地向公司方认购特定股份，认购细节由本协议做如下约定。

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

据此，以本协议中约定的双方承诺互为对价，以双方确认已获得并确认充分的善意及有效对价为基础，公司方及认购方约定如下：

Agreement 协议

SECTION 1. Purchase and Sale.

第1条 认购与出售

1.1.                   Sale of Shares. Subject to the  terms and conditions set forth in this Agreement, the Company agrees to transfer, assign, set over and deliver to the Purchasers and the Purchasers agree, severally and not jointly, to acquire from the Company in the aggregate one million six hundred and ninety three thousand (1,693,000) shares of the Company’s common stock (the “Shares”) at USD$4.70 per share for seven million nine hundred fifty seven thousand and one hundred dollars (USD$7,957,100.00) or its RMB equivalent fifty two million eighty thousand eight hundred and ten point ninety two yuan. (RMB ¥52,080,810.92), with each Purchaser to purchase such number of Shares for such purchase price as indicated on the signature pages of this Agreement (“Purchase Price”).

标的股份的出售。根据本协议条款与条件的规定，公司方同意向认购方以4.7美元每股的价格转让、 让与、让渡并交付共一百六十九万三千股（1,693,000）股公司方普通股（下称“标的股份”），总价 款为七百九十五万七千一百美元（7,957,100.00美元）或其等值人民币¥52,080,810.92元，认购方也 同意以上述价格向公司方认购上述标的股份，各认购者应以本协议签字页中载明价格（下称“购股 价款”）认购签字页中载明的相应股数。

1.2.                   Closing. The closing shall take place at the offices of Cadwalader Wickersham & Taft LLP, 79 Jianguo Road, China Central Place, Tower 2, Room 2301, Beijing, China 100025, on March ____[1], 2016 or at such other location or time as the parties may agree (the “Closing”).

交割。 交割应于2016年3月 [1] 日于美国凯威莱德凯威莱德律师事务所驻北京代表处（中国北京建国路79号华贸写字楼2座2301室，邮编100025）完成，或于当事方可能约定的其他地点或时间完成。（下称“交割”）

1.3.                   Delivery of the Shares and Purchase Price.

标的股份与购股价款的交付

a)                   Within three (3) business days after the Closing, the Company shall deliver a request to the Company’s transfer agent who shall issue to each Purchaser stock certificates representing the Shares to be acquired by such Purchaser, regardless of the payment status of or satisfaction of conditions for closing by any other Purchaser.

交割之后三个工作日内，不论其他认购者是否已付款或满足交割条件，公司方应向公司方的转让代理人提出请求，该转让代理人应向各认购者发放证明该认购者已认购标的股份的股票证书。

b)                   Within seven (7) business days after the Closing, each Purchaser shall deposit the Renminbi equivalent of his Purchase Price (using exchange rate equal to the central parity rate, i.e. the reference rate set by the People’s bank of China, as of the date of the signing of this Agreement) into the bank account controlled by the Company’s China subsidiary, ______________, account number _____________.

交割之后七个工作日内，各认购者应向公司方中国子公司 控制的银行账户中存入等值于其购股价款的人民币(汇率为本协议签订日的汇率中间价，即当日中国人民银行的参考汇率），该银行账户为 。

1.4 Resale The resale, if any, of the Shares purchased by the Purchaser will be initiated by the Purchaser. The Company hereby agrees that it shall, at its own cost, take all measures within its legal capacity to aid   any resale of the Shares purchased by the Purchaser   six(6) months after the Closing,  under Rule 144 promulgated under the Securities Act. The Company shall be responsible for all costs and expenses incurred in connection with its performance of this Section 1.4  , including but not limited to, reasonable attorneys’ fees and other expenses incurred by the Purchaser. Among other things, the Company shall continue to be subject to and satisfy the reporting requirements of Section 13 and/or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), and ensure that it is in compliance with the reporting, submission or posting requirements as set forth in paragraph (c)(1) of Rule 144, until all Shares are sold by the Purchaser.

转售。所购标的股份的转售，若存在，将由认购人发起。公司同意采取在其法律能力范围内的一切行动协助认购者在交割后6个月后根据144规则对所购标的股份的转售， 并由公司承担所涉及的费用。公司负责承担与其履行本1.4条所规定义务相关的所有费用和支出，包括但不限于认购者可能产生的合理律师费。其中，公司须继续受制于并遵守1934证券交易法（“《交易法》”）第13 和/或第 15(d)条的报告要求，并确保其满足了144规则(c)(1)中的报告、提交和公告要求，直至认购者转售出所有标的股份。

SECTION 2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

第2条 公司方的陈述与保证 公司方向认购方作出如下陈述与保证：

2.1.                   The Company has the full right, power and authority to enter into this Agreement and to transfer and convey to the Purchasers at the Closing the Shares to be transferred by the Company hereunder and, upon consummation of the transactions contemplated hereby, each Purchaser will acquire from the Company good, valid and marketable title to such Shares, free and clear of all covenants, conditions, restrictions, voting trust arrangements, shareholder agreements, liens, pledges, charges, security interests, encumbrances, options and adverse claims or rights whatsoever, other than restrictions on transferability of the Shares under applicable securities laws.

2

公司方具有完全的行为能力、权利能力以及权限，有权签订本协议并在交割时向认购者转让本合同项下约定应由公司方转让的股份，且在本协议拟议的交易完成之时，各认购者应从公司方处取得上述标的股份合法有效且可转售的权证，该所有权不得受任何协议、条件条款、限制条款、表决权信托安排、股东协议、留置、质押、抵押、担保物权、产权负担、期权或对抗请求权的限制，相关证券法规对该标的股份的可转让性有限制的除外。

2.2.                   This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses. The execution, delivery and performance of this Agreement, the delivery of the Shares to be transferred by the Company, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3, violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (b) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Company is a party or by which it or any of its property is bound or affected.

本协议经公司方正式授权、签署并交付，构成对公司方有效且有约束力的义务，可根据其条款强制执行，但其可强制执行性可能受以下事项影响：破产、资不抵债、欺诈性转让、延期偿付或其他对债权人权利有影响或与其有关的类似法律；以及衡平法原则，包括限制特定履行的原则、禁止令救济、其他衡平法救济以及可进行衡平法上抗辩的原则。本协议的签署、交付及履行，应由公司方转让的标的股份的交付，以及公司方对本协议条款的遵守，无论何时，也无论是否发出通知，现在并未来也不会(a) 违反法律、成文法、法令、规则、法规或任何法院、行政机关或其他政府机关作出的任何裁决、令状、禁止令、命令、判决或衡平法判决，前提是认购方在本协议第3条中作出的陈述与保证准确无误，或(b) 导致公司方违反其作为合同一方或对公司方或其任何财产有约束力或有影响的任何票据、双联契约、抵押合同、租赁合同或其他重大合同或其他文书、文件或协议的任何条款、条件或构成违约（或导致对方享有任何终止权、取消权和加速权），或导致在上述法律文件项下的任何公司方财产或资产之上设立任何留置、担保物权、抵押或产权负担。

2.3.                   The Company is subject to the reporting requirements of Section 13 and/or 15(d) of the Exchange Act and has satisfied all its reporting requirements under the applicable section(s) of the Exchange Act.

公司受制于《交易法》第13和/或第15(d)条的报告要求，并已满足了《交易法》所有适用条款的报告要求。

2.4.                   The Company is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Company or the transfer and conveyance of the Shares to be transferred by the Company to the Purchasers pursuant to the terms hereof.

未有任何公司方为其一方或受其约束的合同或由任何法院或其他政府机关作出的判决、命令、令状、禁止令、禁令或法令会阻碍公司方对本协议的签署或交付，或阻碍公司方根据本协议约定向认购方转让标的股份。

3

2.5.                   All consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority or any other person, if any, required in connection with the execution, delivery and performance by the Company of this Agreement or the transactions contemplated hereby have been obtained by the Company and will be in full force and effect.

公司方签署、交付以及履行本协议或本协议所拟议交易所需的一切应由政府机关或其他人士作出的同意、批准或应向政府机关或其他人士申请的注册、登记或声明已由公司方取得，并将持续合法有效。

2.6.                   Neither the Company, any of its affiliates nor any person acting on its behalf has (i) made a public announcement, advertisement in any publication, or other communication relating to any sale, offer for sale or solicitation of offers to purchase or inviting indications of interest in the purchase of the Shares or any other shares of common stock of the Company, (ii) engaged in any road show, other meeting, seminars or similar events relating to the Company or its common stock or (iii) otherwise undertaken any activity that would create interest in a purchase of the Shares or other common stock of the Company.

公司方、其任何关联方或任何其代表都未(i) 就标的股份或任何其他公司方的普通股的出售、出售要约或要约邀请或征求购股意向发出任何公开声明、在任何公开刊物上发布广告或发布任何其他通讯，(ii) 参与任何路演、其他会议、研讨会或有关公司方或其普通股的类似活动，或(iii) 另行进行任何可能引起购买标的股份或公司方其他普通股意向的行为。

2.7.                   At no time at which any Purchaser or, if the Purchaser is an entity, the person or persons making the investment decision to acquire any of the Shares (collectively, the “Authorized Representatives”), discussed the purchase of any shares of the common stock of the Company with the Company or received information relating to any offer, resale or purchase of the Shares was or were the Purchaser or Purchaser’s Authorized Representatives, as the case may be, present in the United States.

任何认购者，或当认购者为法人时，作出认购股份的投资决定的人士或群体（合称为“授权代表”）与公司方商讨认购公司方任何普通股事宜，或收悉有关标的股份的任何要约、转售或认购的信息时，上述认购者或认购者的授权代表（视不同情况而定）均不在美国境内。

2.8.                   No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company.

未有任何经纪人或中间人就本合同或本合同拟议的交易以公司方名义进行活动，也未有任何经纪人或中间人有权就上述交易或根据与公司方签订的或以公司方名义签订的协议、安排或非正式协议收取任何经纪人佣金、中间人佣金或其他佣金。

2.9.                   No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Securities Act), general solicitation or general advertising in violation of the Securities Act has been or will be used, nor will any offers by means of any directed selling efforts in the United States or to a U.S. persons (as defined in Rule 902 of Regulation S under the Securities Act) be made by Company, any distributor (as defined in Rule 902 of Regulation S under the Securities Act) or any of their respective affiliates or representatives in connection with the offer and sale of any of the Shares.

公司未做出，也不会做出任何形式的“定向出售行为”（“定向出售行为”一词见《证券法》S规则第902条之定义）、违反《证券法》的一般性要约邀请或一般性广告行为；公司、任何经销商（“经销商”一词见《证券法》S规则第902条之定义），或任何其与标的股份要约出售有关的附属公司或代表亦不会做出任何以在美国境内或针对美国人士（“美国人士”一词见《证券法》S规则第902条之定义）的定向出售行为的形式的要约。

4

2.10.                   The Company can and has the capacity to legally cause all of the Shares to be eligible for resale by the Purchaser by six(6) months after the Closing, under all applicable laws, regulations and contractual provisions, including but not limited to the Securities Act.

公司能够且有法律能力合法地使所有标的股份在交割后6个月到期后，在所有适用法律、法规和合同条款下，符合被认购者转售的条件，包括但不限于《证券法》。

SECTION 3. Representations and Warranties of the Purchaser. Each Purchaser herby, for himself and for no other Purchaser, represents and warrants to the Company that:

第3条认购者的陈述与保证 各认购者仅以自身名义而非为其他认购者向公司方作出以下陈述与保证：

3.1.                   Such Purchaser understands that the Shares have not been registered under the Securities Act. Such Purchaser will not sell or otherwise dispose of the Shares without registration under the Securities Act, and under applicable state securities or “Blue Sky” laws, or pursuant to an exemption therefrom.

上述认购者知悉标的股份未根据《证券法》进行登记。上述认购者不得在未根据《证券法》进行登记前出售或另行转让股份，也不得根据应适用的州证券法、“蓝天法”或根据相应豁免出售或另行转让股份。

3.2.                   Regulation S Representation:

有关S规则的声明

a)                   Such Purchaser is not a “U.S. Person” (as defined in Rule 902 of Regulation S under the Securities Act) and it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the securities in any country or jurisdiction where action for that purpose is required. It is not acquiring the Shares for the account or benefit of any U.S. persons except in accordance with exemption from registration requirements of the Securities Act or in a transaction not subject thereto. If such Purchaser is a natural person, he is a permanent resident of the People’s Republic of China (the “PRC”) and has been so at all times and has not maintained a residence in the United States for any purpose. If such Purchaser is an entity, it is incorporated, organized or formed under the laws of the PRC or a province of the PRC and has been so since its original incorporation, organization or formation, and it is not and has not acted by or through any agency or branch located in the United States.

上述认购者并非“美国人士”（“美国人士”一词具有《证券法》S规则第902条中所述含义），且上述认购者知悉公司方未在任何法域内采取任何可能使证券在任何国家或法域内获得公开发行的行动，而该行动为在上述国家或法域公开发行证券所需。上述认购者非为任何美国人士的账户或为其利益认购股份，豁免《证券法》中规定的登记要求的认购或非受上述法律管辖的交易除外。若上述认购者为自然人，其应自始即为中华人民共和国（“中国”）的永久居民，且未因任何原因曾在美国居住。若上述认购者为法人，其应在中国法或中国省级法规下设立、组织或成立，且自其最初设立、组织或成立之时起始终如此，并不曾经由位于美国的代理或分支机构进行活动。

b)                   Such Purchaser is not acquiring the Shares with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

上述认购者认购标的股份，非为进行任何会违反《证券法》、美国各州或其他法域可适用的证券法律的对标的股份的分销。

c)                   Purchaser (A) agrees that it will not offer, sell or otherwise transfer any of the Shares nor, unless in compliance with the Securities Act, engage in hedging transactions involving such securities, on or prior to (x) the date one year after the later of the date of the Closing and the date of original issuance (or of any predecessor of any security proposed to be transferred by Purchaser) and (y) such later date, if any, as may be required by applicable law, except (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as any security is eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonable believes is a “qualified institutional buyer” as defined in Rule 144A that purchases for its own account or for the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to persons who are not “U.S. Persons”(within the meaning of Regulation S), (e) pursuant to Rule 144 under the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, and (B) agrees that it will give to each person to whom such security is transferred a notice substantially to the effect of this paragraph.

认购者 (A) 同意在以下日期 (x) 自交割之日与初始发行之日（或认购者意图转让的任何证券的发行之日）中后者发生起一周年，以及(y) 适用法律可能另行规定的上述后者日期之前，不得向他人发出要约、出售或另行转让任何标的股份，除根据《证券法》规定，也不得参与有关上述证券的对冲交易，但以下情况例外：(a) 转让给公司方，(b) 根据《证券法》下有效的登记声明转让，(c) 证券可根据《证券法》144A规则合法转售给第144A条规则中定义的“合格机构买方”，该合格机构买方系为自身或另一知悉该交易系根据第144A条规则进行的合格机构买方认购，(d) 根据向非“美国人士”（依S规则之定义）发出要约或出售的规则，（e）根据《证券法》下的144规则，或(f) 根据任何其他可豁免《证券法》登记要求的情况，以及(B) 同意向上述证券受让方发出与本款实质上具有同样效果的通知。

d)                   Purchaser acknowledges that the Shares are “restricted securities” as defined in Rule 144 under the Securities Act and subject to resale restrictions during the period set forth in Rule 144.

5

认购者知悉标的股份为《证券法》第144条定义的“限制性证券”，且需遵守第144条中规定的转售限制期。

e)                   The Shares to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person, directly or indirectly, to sell, transfer, distribute or grant participations to such person or to any third person, with respect to any of the Shares.

认购者仅为其自身投资目的认购标的股份，而非代持或代理，也非为转售或分配股份的任何部分。认购者目前并无出售、分配标的股份或向他人授予参与权的意图。上述认购者目前并未与他人签订向其或任何第三方就标的股份任何部分的出售、转让、分配或授予参与权的任何协议、承诺书、合同或协约。

3.3.                   Such Purchaser understands that he, she or it must bear the economic risk of the acquisition of the Shares made in connection herewith for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available.

上述认购者知悉其需在不确定期间内承担认购本协议项下标的股份带来的经济风险，除其他原因外，由于标的股份未根据《证券法》或特定州的证券法进行登记，因此在后续未根据《证券法》以及适用的州证券法进行登记，或满足豁免上述登记的条件前无法转售、质押、让与或以其他方式处分。

3.4.                   Such Purchaser acknowledges and understands that no United States federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of the terms of its investment.

上述认购者确知并知悉任何美国联邦或州政府机关均未就股份进行鉴定，也未就对标的股份进行投资的条款的公正性做出任何判定或裁决。

3.5.                   Such Purchaser has no need for liquidity with respect to the investment.

上述认购者在本投资范围内无流动性问题。

3.6.                   The Shares are not being transferred to such Purchaser by any form of general solicitation or advertising.

标的股份非经由任何一般招标或公告的形式向上述认购者转让。

3.7.                   Such Purchaser, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the applicable documents (the “Transaction Documents”) and otherwise to carry out its obligations thereunder. Such Purchaser has all requisite power and authority to carry out the transactions contemplated hereby, and the execution, delivery and performance by such Purchaser of this Agreement has been duly authorized by all requisite personal, corporate or limited partnership action. This Agreement has been duly executed and delivered on behalf of such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

6

上述认购者，若为法人，依其组织地所在法域的法律合法设立、有效且良好存续，具有进行并完成相关文件（下称为“交易文件”）所拟议交易，以及另行履行其在上述文件项下义务所需的公司、合伙或其他组织的权利与授权。上述认购者具有一切必要的权利与授权以进行本协议所拟议的交易，且上述认购者签署、交付并履行本协议已完成一切必要的个人行为、公司行为以及有限合伙行为。本协议以上述认购者名义正式签署并交付，构成上述认购者有效且有拘束力的义务，可根据其条款强制执行，其强制执行力可能受限于破产、资不抵债、欺诈性转让、重组、延期偿付、其他有关或限制债权人权利的类似法规或衡平法原则（包括限制特定履行、禁制令救济以及其他衡平法上救济以及可构成衡平法上抗辩的原则）的除外。

3.8.                   Such Purchaser has not previously placed any buy order with respect to any shares of the common stock of the Company, including the Shares, at any time at which (1) if the Purchaser is a natural person, he or she was present in the United States or (2) if the Purchaser is an entity, the person or persons making the investment decision to acquire any of the Shares, the person or persons placing any buy order for any shares of the common stock of the Company was or were present in the United States.

上述认购者从未在以下任何时点就公司方的任何普通股，包括标的股份发出任何买单：(1) 若认购者为自然人，其在美国境内时，或(2) 若认购者为法人，做出认购任何标的股份的投资决定的人士或群体，或就公司方的任何普通股发出任何买单的人士或群体在美国境内时。

3.9.                   At the time that such Purchaser executed this Agreement, (1) if the Purchaser is a natural person, he or she was not present in the United States or (2) if the Purchaser is an entity, none of its Authorized Representatives were present in the United States.

上述认购者签订本协议时，(1) 若该认购者为自然人，其不在美国境内，或(2) 若认购者为法人，其任何授权代表人均不在美国境内。

3.10.                At no time at which he or, if an entity, any of its Authorized Representatives discussed the purchase of any shares of the common stock of the Company with Company or received information relating to any offer, resale or purchase of the Shares was he or any of its Authorized Representatives, as the case may be, present in the United States.

认购者，或在认购者为法人时，其授权代表与公司方就认购任何公司方普通股进行商讨或从公司方处获得与有关标的股份的任何要约、转售或认购的信息时，该认购者或认购者的授权代表（视不同情况而定）均不在美国境内。

3.11.                Neither such Purchaser, any of its affiliates, nor any person acting on its or their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.

上述认购者、任何其关联方或任何以其名义行动的人士，均未同意或从事任何以调适任何标的股份在美国境内、或其领土及领地内的市场为目的的行为，也未同意或从事任何可能具有上述后果的行为。

3.12.                Such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any short sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. Such Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed and following the execution of this Agreement.

7

自公司方最初就本协议拟议的向公司方进行投资事宜接触上述认购者之时起，上述认购方未曾直接或间接地，也未有任何人士以认购方名义或根据与认购方的任何非正式协定，参与任何标的为公司方证券的交易（包括但不限于有关公司方证券的卖空）。上述认购方保证，在本协议拟议的交易向公众披露以及签署本协议之前，其将不会，也不会有任何人士以其名义或根据与其的任何非正式协定参与任何标的为公司方证券的交易（包括卖空）。

3.13.                Such Purchaser was granted the opportunity to conduct due diligence prior to entering into the transactions contemplated by this Agreement.

上述认购者在参与本协议拟议的交易之前有机会进行尽职调查。

3.14.                Such Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser has not relied on the business or legal advice of the Company or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such purchaser in connection with the transactions contemplated by the Transaction Documents.

上述认购者系经独立评价后决定根据交易文件认购标的股份，且上述认购者确认其并未依据任何其他认购者的商业和/或法律顾问的建议作出上述决策。上述认购者并非依据公司方或任何其代理、顾问或关联方的商业或法律建议作出上述投资决策，且确认上述人士均未就交易文件拟议的交易向上述认购者作出任何声明或保证。

3.15.                Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

上述认购者确知其有权(i) 向公司方代表就出售标的股份要约的条款与条件，以及投资标的股份的优势与风险提出问题并获得解答，(ii) 获得有关公司方本身及其子公司本身，以及有关其各自财务状况、经营业绩、业务、资产、管理和前景的信息以充分对其投资进行估值，以及(iii) 若该信息系认购者为就投资作出知情投资决策所需，获取公司方已有或可合理取得的额外信息。

3.16.                Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

上述认购者与其代表均具有对预期证券投资的优势与风险进行估值的商业及金融事务的有关知识、经验和实践，且据此对上述投资的优势与风险进行了估值。上述认购者有能力承担证券投资（及其任何部分）的经济风险，且在现阶段可承担完全损失上述投资。

3.17.                Such Purchaser covenants and agrees that neither it nor any person acting on its behalf has received any information from the company that constitutes material non-public information, unless prior thereto such Purchaser has executed a written agreement regarding the confidentiality and the use of such information. Such Purchaser understands and confirms that the company shall be relying on the foregoing representations in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by such Purchaser or any person acting on its behalf, the Company shall make public disclosure of such material non-public information.

8

上述认购者保证并同意，其自身或任何代表其的人士从未从公司方处收到任何构成重大非公开信息的信息，除非上述认购者提前就该类信息签订有关其保密性及使用方式的书面协议。上述认购者知悉并确认公司方可在进行公司方证券的交易中信赖前述声明。若上述认购者或任何代表其的人士违反前述保证，公司方应就上述重大非公开信息作出公开披露。

3.18.                Such Purchaser understands that the Company will issue, and Purchaser consents to the issuing of, stop transfer instructions to the Company’s transfer agent with respect to the Shares to assure compliance with the Securities Act. Such Purchaser consents to the placement of the following legend, in substantially the form below, on each certificate representing the Shares:

上述认购者知悉公司方可能就标的股份向公司方的转让代理人发出停止转让指令以保证符合《证券法》规定，且上述认购方同意发出上述指令。上述认购方同意在各代表标的股份所有权的股票证书大体上以如下形式标注以下说明：

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“本股票证书载明的股份未根据1933年证券法（经修订）（下称为“证券法”）进行登记，不得向他人发出要约、转让或出售，根据《证券法》下S规则中条款向他人发出要约、转让或出售并已根据《证券法》进行了登记或根据《证券法》规定可豁免登记的除外。除符合《证券法》规定外，不得进行有关上述股份的对冲交易。”

3.19.                Such Purchaser acknowledges that the Company is entitled to rely on the representations and warranties of such Purchaser set forth in this Agreement and will hold the Company harmless for any loss or damage that the Company or such Purchaser may suffer as a result of any such representations are warranties not being true and correct.

上述认购者知悉公司方有权依赖于上述认购者在本协议中作出的陈述与保证，且应使公司方免受任何可能因任何陈述与保证非真实准确而对公司方或上述认购者造成的损失或损害。

None of the representations and warranties contained in this Section 3 shall in any way affect the right of the Purchasers to rely fully on the representations, warranties and covenants of the Company in this Agreement. In entering into this Agreement, the Purchaser expressly and fully rely on the representation, warranties and covenant of the Company in this Agreement.

本第3条中规定的任何陈述与保证不得影响认购方依赖公司方在本协议中作出的声明、保证与承诺的权利。在签订本协议时，认购者明确且充分地依赖公司在本协议中作出的声明、保证与承诺。

9

SECTION 4. Conditions Precedent to Closing.

第4条 交割先决条件

4.1.                   Conditions Precedent to Closing by the Purchasers. The obligation of the Purchasers to purchase the Shares of the Company is subject to satisfaction of the following conditions precedent at or before the Closing:

认购方交割的先决条件。 交割方认购公司方标的股份的义务以下列条件在交割之时或之前成就为先决条件：

(a) The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct at the time of the execution of this Agreement, with the same force and effect as if they had been made at and as of the time of the Closing.

公司方在本协议第2条中作出的陈述与保证在作出之时真实准确，且应于本协议签订之时仍真实准确，与上述陈述与保证在交割之时作出具有同等效力。

(b) The Company shall have duly complied with and performed all covenants and agreements of the Company herein which are required to be complied with and performed at or before the Closing.

公司方应合法遵守并履行公司方应在交割之时或之前遵守或履行的所有承诺与合同。

4.2.                   Conditions Precedent to Closing by the Company. The obligation of the Company to sell and deliver the Shares is subject to satisfaction of the following conditions precedent at or before the Closing:

公司方交割的先决条件。 公司方出售并交付标的股份的义务以下列条件在交割之时或之前成就为先决条件：

(a)                 The representations and warranties made by the Purchasers in Sections 3 hereof shall be true and correct when made, and shall be true and correct at the time of the execution of this Agreement, with the same force and effect as if they had been made at and as of the time of the Closing.

认购方在本协议第3条中作出的陈述与保证在作出指示真实准确，且应于本协议签订之时仍真实准确，与上述陈述与保证在交割之时作出具有同等效力。

(b)                 The Purchasers shall have duly complied with and performed all covenants and agreements of the Purchasers herein which are required to be complied with and performed at or before the Closing.

认购方应合法遵守并履行认购方应在交割之时或之前遵守或履行的所有承诺与合同。

SECTION 5. Market Standoff. The Purchasers hereby agree that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of any registered underwritten public offering of Company securities, they shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by them at any time during such period except Common Stock included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of common stock of the Purchasers (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

第5条 售股限制。认购方同意自公司方任何有承销公开发行证券登记生效之日起，在公司方及公司方普通股或其它证券的承销商规定的时间段内（不超过180天），依公司及承销商的要求，认购方不得在此期间内的任何时间内直接或间接出售、发出出售要约、签订出售合同（包括但不限于任何卖空行为）、授予任何认股权或另行转让或处分（受让人同意受相同限制的除外）其所持有的任何公司方证券，上述登记中已包含的普通股除外。为执行前述承诺，在此期间公司方可能会对认购方所持有普通股（以及任何受前述条款约束的其他个人所持有的股票或证券）发出停止转让指令。

10

SECTION 6. Publicity. The parties agree that this Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 6-K with the Securities and Exchange Commission disclosing this Agreement.

第6条 信息公开。 合同各方均同意在公司向美国证券交易委员会提交6-K表格并披露本合同前，本协议与本协议拟议的交易将处于保密状态。

SECTION 7. Survival of Representations, Warranties and Covenants. The covenants, representations and warranties of the parties hereto (including the Purchasers) contained herein, shall survive for a period of three months following the Closing, except for those contained in Section 2.10 and Section 1.4, which shall survive this Agreement until all Shares are resold by the Purchaser. Each party may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. All statements contained in any certificate or other instrument delivered by a party in connection with the Closing pursuant to this Agreement shall constitute representations and warranties by such party under this Agreement.

第7条 声明、保证与承诺条款的存续 本协议各方（包括认购方）于此订立的声明、保证与承诺自交割起三个月仍应持续有效，第2.10条和第1.4条中的声明、保证与承诺除外。第2.10条和第1.4条中的声明、保证与承诺将持续有效至所有标的股份被认购者转售。无论该方或任何其他人士是否就其做出调查或掌握有关通知或信息，各方仍可依赖上述保证与声明、保证与承诺。由本协议方根据本合同就交割发出的任何凭证或其它法律文件中的所有内容均应被视为该方在本协议下做出的声明与保证

SECTION 8. Indemnification. Each party shall severally indemnify, defend and hold harmless the other parties, the Company, their partners, managers, directors, officers, members, shareholders, employees, attorneys, accountants, agents and representatives and their heirs, successors and assigns from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses) based upon or arising out of (a) any inaccuracy or breach of any representation and warranty of such party herein, and (b) any breach of any covenant and agreement of such party herein. Without limiting the generality of the foregoing, if the Shares are not eligible to be freely and publicly resold by the Purchaser under Rule 144 by six months after the Closing due to or as a result of the Company’s breach of any provision under this Agreement, the Company shall be liable to the Purchaser for all damages incurred by the Purchaser, including but not limited to, the Purchase Price and lost profit.

第8条 赔偿条款。 本协议各方应各自使其他各方、公司方、其合伙人、经理、董事、高管、成员、股东、雇员、律师、会计、代理人、代表以及其继承人、继任者和受让人免受基于以下原因或由以下原因：(a) 上述合同方所作的任何陈述与保证的任何不准确之处或违约，以及(b) 上述合同方对任何承诺与合同的违约的所有责任、损失、损害赔偿，以及一切相关成本和费用（包括但不限于诉讼和会计费用和支出），且该合同方需就上述事项向上述主体做出赔偿并为其进行抗辩。在不限制前述条款的一般性的前提下，如果由于公司违反了本协议任何条款，导致标的股份在交割6个月后不能公开自由转售，公司须对认购人的全部损失承担赔偿责任，包括认购股价和收益损失。

SECTION 9. Notices. All notices and other communications by a party hereto (including a Purchaser) shall be in writing to the other party and shall be deemed to have been duly given when delivered in person or by an overnight courier service, or sent via electronic transmission and verification received, or when posted by the United States or Chinese postal service, registered or certified mail, return receipt requested with postage prepaid, at the address set forth on the applicable signature page hereto to such other addresses as a party may from time to time designate to the other party by written notice thereof, effective only upon actual receipt.

11

第9条 通知。 本协议的各合同方（包括认购者）应将所有通知以及其他通讯以书面形式向其他合同方发出，且若通过个人或隔夜快递交付、以电子手段发出并收悉验证、以美国或中国邮政服务预付邮费、要求收信回执的形式以挂号信发出，收件人地址为本协议签字页上所载地址或合同一方可不时以书面通知告知其他合同方的不同地址，则视为通知已有效发出，自实际送达之日生效。

SECTION 10. Entire Agreement; Effect on Prior Documents. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

第10条 完整协议；对过往文件的效力。 本协议及其中提及或据其交付的其他文件构成合同方之间有关本协议所拟议交易的完整协议，应取代合同方之间一切有关的过往协商、承诺、合同以及非正式协议。

SECTION 11. Amendments; Waiver. Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the parties hereto (including the Purchasers).

第11条 修订；弃权。 除非本协议中另有规定，可对本协议作出修订，且对本协议中的任何条款的履行均可能仅以合同方（包括认购方）书面合意的形式省略或弃权。

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

第12条 副本。 本协议可签订任意数量的副本，各副本均应视为原文件，且所有上述副本应仅构成同一合同。

SECTION 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

第13条 标题。 本协议中各条款的标题仅作参考，不应视为本协议的一部分。

SECTION 14. Governing Law and Dispute Resolution. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the South China International Economic and Trade Arbitration Commission in Shenzhen, China. Both the arbitration results and awards rendered through the arbitration will be final and binding, and will be enforceable in any court of competent jurisdiction. Each party shall be solely and exclusively responsible for its costs of arbitrating any dispute, with the sole exception of the fee of the arbitrator, the record or transcript of the arbitration, and the cost of the facilities for the arbitration, which shall be borne equally by both Parties.

第14条 适用法律和争议解决。 本协议应受纽约州实体法管辖、解释并强制执行，且不适用纽约州的冲突规范。所有由本协议（或对被协议的违反）产生或与本协议（或本协议的违反）相关的争议或诉称须通过位于中国深圳的华南国际经济贸易仲裁委员会仲裁解决。仲裁产生的结果和裁决皆具有最终性和约束力，且可在任何有管辖权的法院执行。双方将各自承担其仲裁相关花费，仲裁员费用、仲裁记录和仲裁设施费用除外，上述费用由双方平摊。

SECTION 15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12

第15条 可分割性。 本协议中被任何法域的法律所禁止或不可强制执行的任何条款应在该法域内仅就其被该法域的法律禁止或禁止强制执行的部分无效，而不影响本协议中其他条款的有效性，且任何法域的法律对本协议中条款的禁止或禁止强制执行不导致该条款在任何其他法域中无效或不可强制执行。

SECTION 16. Third Party Beneficiary. The parties hereto acknowledge and agree that the Company shall be a third party beneficiary with respect to the representations and warranties of the parties set forth herein and shall be entitled to indemnification from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses) based upon or arising out of (a) any inaccuracy or breach of any representation and warranty of such party herein, and (b) any breach of any covenant and agreement of such party herein.

第16条 第三方受益人。 本协议各方确知并认可公司方应为本协议中各方所作陈述与保证的第三方受益人，且应有权免受一切基于或产生于(a) 上述合同方所作的任何陈述与保证的任何不准确之处或违约，以及(b) 上述合同方对任何承诺与合同的违约的责任、损失、损害赔偿，以及一切有关的费用与支出（包括但不限于法律以及审计费用与支出），且公司方有权因上述事项要求补偿。

SECTION 17. Conflicts. In the event of any conflict, inconsistency or incongruity between the English and Chinese versions of this Agreement, the English language version shall prevail.

第17条 冲突。 若本协议的英文版本与中文版本有任何冲突、不一致或不协调之处，应以英文版本为准。

(Signature Pages Follow)

（以下为签字页）

13

COMPANY SIGNATURE PAGE
to Securities Purchase Agreement

股份认购协议公司方签字页

IN WITNESS WHEREOF, the undersigned has executed and delivered this Securities Purchase Agreement as of the date set forth below.

特此证明：以下签字方已于本页所载日期签订并交付本股份认购协议。

TANTECH HOLDINGS LIMITED (the “Company”)

By:

______________________________________________

Name:

Title:

Dated:

14

PURCHASER SIGNATURE PAGE

认购者签字页

IN WITNESS WHEREOF, the undersigned Purchaser has executed and delivered this Stock Purchase Agreement as of the date set forth below.

特此证明：以下签字方已于本页所载日期签订并交付本股份认购协议。

Name of Purchaser 认购者姓名

Authorized Signature 签字

Printed Name and Title of Authorized Signatory (if signing on behalf of an entity) 姓名及职位（若代表法人签字）

US$_________________________

Amount of Purchase Price 认购价数目

Number of Shares to Be Acquired认购股份数目:____________________________________________________________________

Address of Purchaser 认购者地址

Email, telephone number and fax number of Purchaser认购者电邮，电话及传真号

Exact Name in which Shares will be registered 股票登记名称

Dated日期: _______________, 2016

15